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                                                                    EXHIBIT 10.4

                                 PROXYMED, INC.

                DESIGNATION AND SUBSCRIPTION AMENDMENT AGREEMENT

         This Designation and Subscription Amendment Agreement (this "Amendment Agreement") is made and entered into as of ______________, ______, by and between ProxyMed, Inc., a Florida corporation (the "Company"), and the undersigned holder of securities of the Company (the "Holder").

         A. In June 2000, the Company completed a private placement to accredited investors (the "Placement") through Commonwealth Associates, L.P. ("Commonwealth") pursuant to which it issued shares of Series C 7% Convertible Preferred Stock (the "Preferred Stock") convertible into shares of the Company's common stock (the "Common Stock").

         B.       The Holder is the owner of shares of the Preferred Stock.

         C. The Company is offering, upon the terms and subject to the conditions set forth in the Confidential Term Sheet dated December 13, 2001 (the "Term Sheet") to allow holders of the Preferred Stock to convert their shares of Preferred Stock (the "Preferred Shares") on special, temporary terms (the "Offering") in consideration for which the holder must agree to (i) amend certain provisions of the certificate of designation governing the Preferred Stock (the "Designation");
                  (ii) amend certain provisions of the Subscription Agreement dated as of June 15, 2000 (the "Subscription Agreement"); and
                  (iii) convert their Preferred Shares.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to amend the Designation and the Subscription Agreement as set forth herein.

1. Certificate of Designation. The undersigned holder of Preferred Stock hereby agrees that, subject to the requirements set forth in Section 3 hereof, the Designation shall be amended as follows:

         (a) Conversion Price. The "Conversion Price" set forth in Section 4(c) of the Designation shall be reduced to $13.05 until February 11, 2002.

         (b)      Anti-dilution. Section 6(D) shall be deleted in its entirety.

         (c)      Voting. Section 7(B) shall be deleted in its entirety.

         (d)      Covenants. Section 8 shall be deleted in its entirety.

2. Subscription Agreement. The undersigned holder of Preferred Stock hereby agrees that, subject to the requirements set forth in Section 3 hereof, the Subscription Agreement shall be amended as follows:

         (a) Affirmative Covenants. Section 8 shall be deleted in its entirety.

         (b) Negative Covenants. Section 9 shall be deleted in its entirety.


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3.       Condition Precedent. Notwithstanding anything to the contrary set forth herein, neither the Designation nor the Subscription Agreement shall be amended as set forth herein unless on or prior to February 11, 2002, holders of at least 66 2/3% of the outstanding shares of Preferred Stock (the "Threshold Amount") execute and deliver this Amendment Agreement and the Conversion Agreement described in the Term Sheet to the Company or Commonwealth.

4. Committee Membership. By executing this Amendment Agreement, the undersigned understands that he shall be deemed designated a member of the committee referenced in the modification provisions of Section 11 of the Designation and Sections 3.9 and 14 of the Subscription Agreement and shall be deemed to have consented in writing to the amendments set forth in Sections 1 and 2 above.

5.       Miscellaneous.

         (a) Governing Law; Jurisdiction. Notwithstanding the place where this Amendment Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to such states laws regarding conflicts of laws. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Amendment Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

         (b) Binding Effect. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.

         (c) Entire Agreement. This Amendment Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. Except as set forth in this Amendment Agreement, provisions of the original Designation and/or the Subscription Agreement which are not inconsistent with this Amendment Agreement shall remain in full force and effect. This Amendment Agreement may be executed in counterparts.

         (d) Separability. If any provision of this Amendment Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Amendment Agreement in that jurisdiction or the validity or enforceability of any provision of this Amendment Agreement in any other jurisdiction.


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         (e)      No Implied Waiver. It is agreed that a waiver by either party of a breach of any provision of this Amendment Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         (f) Written Consent. This Amendment Agreement shall constitute a written consent of the Holder in lieu of a meeting of the holders of the Preferred Shares to taking all actions necessary to effect the amendments described herein, including the filing of Articles of Amendment to the Company's Articles of Incorporation to effect such amendments.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement as of the date first written above.

                                  PROXYMED, INC.



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  HOLDER


                                  ---------------------------------------------
                                  Signature


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                                  Print Name:


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